UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2006


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2006-EMX2 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                   333-122688-20              51-0362653
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                              55437
---------------------------------------------------      ----------------------
     (Address of principal executive office)                    (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


        On February 23, 2006, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX2, pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006 among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of February 23, 2005 between Residential Funding Corporation and Residential Asset Securities Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of February 1, 2006 among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of February 23, 2006, between Residential Funding Corporation and Residential Asset Securities Corporation.

                  10.3 Confirmation, dated as of the February 23, 2006, between U.S. Bank National Association, as trustee on behalf of the RASC Series 2006-EMX2 Trust and Deutsche Bank AG, New York Branch.

                  99.1    Mortgage Loan Schedule.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RESIDENTIAL ASSET SECURITIES CORPORATION



                                By:    /s/Tim Jacobson
                                   ----------------------------------------
                                Name:  Tim Jacobson
                                Title: Vice President




Dated:  March 10, 2006

                                  Exhibit Index


Exhibit No.                  Description

10.1 Pooling and Servicing Agreement, dated as of February 1, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 23, 2006, between
     Residential   Funding   Corporation   and  Residential   Asset   Securities
     Corporation.

10.3 Confirmation, dated as of the February 23, 2006, between U.S. Bank National Association, as trustee on behalf of the RASC Series 2006-EMX2 Trust and Deutsche Bank AG, New York Branch.

99.1 Mortgage Loan Schedule.